UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-03287

                         New Alternatives Fund

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                             Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund

150 Broadhollow Road, Suite PH2

                             Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-423-7373

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

New Alternatives Fund

A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING

ALTERNATIVE ENERGY AND THE ENVIRONMENT

SEMI-ANNUAL

FINANCIAL REPORT

INVESTOR SHARES: NAEFX

CLASS A SHARES: NALFX

JUNE 30, 2022

(Unaudited)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	3 Canal Plaza, Suite 100	Portland, ME 04101

Recycled Paper

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

(UNAUDITED)

Dear Shareholders,

As we go to press with this report, Congress has passed and the President signed into law the so called “Inflation Reduction Act (IRA).” This awkwardly named legislation addresses some important issues with Medicare and, yes, will help reduce the national deficit. But it also advances a number of policies to combat climate change and introduce greater use of renewable energy in the U.S. Combined with the recent bill to provide support for domestic production of semiconductor chips, we think New Alternatives Fund’s portfolio of investments are well positioned to benefit from these initiatives.

The first half of 2022 continued to be turbulent for the Fund, and the broader stock market as well. While the supply chain issues and shortages of necessary materials for renewable energy development are easing from the height of the COVID pandemic, demand still outstrips supply. European energy markets continue to be destabilized by the ongoing war in Ukraine and the attendant reduction of Russian natural gas supply.

On the positive side, these crises, along with the passage of the IRA here in the United States, have provided incentives, and some necessary funding, to ramp up renewable energy development across the world. But it has also brought the sobering fact that we are still a long way from weaning ourselves off fossil fuels as quickly and completely as the rising effects of climate change on our environment would indicate. The current course holds promise for the Fund’s investments and our performance has improved somewhat since the end of the first half of the year, but there will certainly be more growing pains in the years ahead.

Fund Performance: The Fund’s Class A Shares had a total return of -11.89 percent and the Investor Shares had a total return of -12 percent as of June 30, 2022.

The Net Asset Value (“NAV”) of New Alternatives Fund’s Class A Shares was $87.80 on December 31, 2021, and closed at $77.36 on June 30, 2022. The NAV of the Fund’s Investor Shares was $87.35 on December 31, 2021, and closed at $76.87 on June 30, 2022. The Fund’s net assets decreased from $456,262,345 on December 31, 2021 to $393,734,975 on June 30, 2022. This decrease of $62,527,370 was due to net redemptions of outstanding Fund shares and a drop in the share prices of a number of the Fund holdings.

Approximately 25.2 percent of the Fund’s investments at June 30, 2022 were in U.S. based companies, including 5.3 percent held in cash (and cash equivalents) in U.S. banks and credit unions. European companies comprised approximately 40.7 percent of the Fund’s holdings, with 29.4 percent of that amount priced in Euros. The remaining countries and regions represented in the Fund’s portfolio included: Canada/Bermuda: 22.2 percent; and Asia/Oceana (Japan, China, New Zealand, Australia): 6.7 percent. More details on this are contained on the chart on page 12.

The Fund’s largest sector, at 69.1 percent of holdings—Renewable Energy Power Producers and Developers—was the primary contributor to our performance from January 1 to June 30, 2022. These companies, with a few exceptions, lost between 2.7 percent (Brookfield Renewable Partners

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

(UNAUDITED)

LP/Bermuda/Canada) and 26 percent (Enel SpA/Italy) of their share value. Despite these losses, most of these companies continue to pay regular dividends and expand their renewable power developments. The companies in this group that experienced a gain in their share price during the period from January 1 to June 30, 2022 included: Acciona SA (Spain), up 4.4 percent; Boralex, Inc. (Canada), up 23.6 percent; EDP Renovaveis SA (Spain), up 2.8 percent; and Northland Power (Canada), up 1 percent.

Our wind turbine manufacturers, Siemens Gamesa Renewable Energy SA (Spain) and Vestas Wind Systems AS (Denmark) also saw their share values drop in the first six months of 2022. As of June 30, Siemens Gamesa was down 15 percent and Vestas shares had dropped 25 percent. Both companies have continued to be battered by supply chain backups and rising material costs. Both have seen their development pipeline slow down as a result of worldwide COVID pandemic economic cutbacks. While conditions have been improving as of late, Siemens Gamesa announced it expected to keep posting losses through 2023. Vestas appears to be recovering more strongly; company Chief Executive Henrik Andersen recently projected a return to profitability in 2023.

The only sector of the Fund’s investments that posted a positive performance in the period from January 1 to June 30, 2022 was transportation. This is a relatively small investment area for us, just 2.8 percent of our total holdings at this time. Of the 2 companies in this sector, the larger holding, BYD Co., Ltd., a China-based manufacturer of electric vehicles and batteries, posted a gain of almost 20 percent. BYD is the largest electric vehicle maker in the world and builds buses for mass transit, as well as individual cars and trucks. During the past several years, it has been expanding its distribution and operations outside of China, moving into markets in Europe, Japan, Australia and the U.S. In addition to supplying batteries for its own line of vehicles, BYD supplies batteries for electric vehicles made by Volkswagen and Toyota, and appears to be on the verge of becoming a supplier to Tesla, too.

Portfolio Holdings and Changes: During this period, we made several changes in the Fund’s portfolio. We sold our small holding of TPI Composites, Inc (TPIC). This company primarily manufactures and supplies wind turbine blades to most of the major wind turbine companies including, Vestas, General Electric, Siemens Gamesa and Nordex SE. It also provides maintenance services to wind energy farms and developments. We took a small position in January of this year, but we quickly came to feel that the company was experiencing greater difficulties in ramping its production back up after the pandemic downturn. It also had some issues with quality assurance of its products. Given that the stock performance was lackluster, we sold our shares in June.

We also sold our shares of Koninklijke Philips NV (Netherlands), one of the Fund’s long term holdings. We originally bought Philips for its development of energy efficient lighting systems and products, along with its other electronic component lines. In 2018, the company split off the lighting division and created Signify NV (Netherlands), which we still hold in the portfolio. Philips is now primarily a medical electronics company and we finally decided, after much deliberation, that it was not an appropriate fit for the Fund.

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

(UNAUDITED)

We made two additions to the Fund’s portfolio: ABB, Ltd., is a Switzerland based manufacturer of electric components for energy management systems, charging stations and transmission systems. It is a well-established company in its field and while its share price declined since our purchase, it experienced decent growth in its equipment sales and production and maintains a regular dividend.

Our other Fund addition was Siemens AG, the German parent company of Siemens Gamesa, the wind turbine manufacturer. Siemens AG is a broad industrial company, manufacturing energy management systems for buildings, transportation infrastructure and electrical energy generation. Its products and services include computerized systems, along with mechanical devices.

We continued to view the negative share performance of many of the companies in the Fund as an opportunity to buy now that the valuations, which had spiked in the price run-ups experienced in the period before 2020, came back to better levels. We also trimmed some holdings that we felt were becoming overweight in the Fund or appeared to be lagging in their recovery from the downturns experienced during 2020 and 2021. We bought as much as our available cash would allow in most cases. We added shares of renewable energy power producers and developers Brookfield Renewable Partners, LP (Bermuda/Canada); Enel SpA (Italy); and Orsted A/S (Denmark). We also sold some shares of companies in this sector, including: Acciona SA (Spain); EDP Renovaveis SA (Portugal/ Spain); and Iberdrola SA (Spain).

In our solar photovoltaic group, we bought additional shares of both of our present holdings: Canadian Solar, Inc. (Canada) and Shoals Technologies Group, Inc., Class A shares.

We adjusted our shares of our wind turbine manufacturers by buying more of Vestas Wind Systems AS and selling shares of Siemens Gamesa Renewable Energy SA. As we noted above, Vestas seems to be on the way to recovering its value and expanding its market, while Siemens Gamesa is languishing. We did not completely liquidate our Siemens Gamesa holding. The company has been a pioneer in the area of offshore wind development and we hold out hope that, in the long term, it can recover.

During the period from January 1 to June 30, 2022, we increased our shares in several other companies, including: Hannon Armstrong Sustainable Infrastructure Capital, Inc. and Hydro One, Ltd. We reduced our shares of Veolia Environnement SA ADR (France) and Johnson Controls International PLC (Ireland). All other share holdings remained the same as the prior period.

LookingAhead: In the period from January 1 to June 30, 2022, the Fund experienced a net decrease of 105,986 Class A Shares and a net decrease of 912 Investor Shares. These redemptions created a net capital outflow of $8,127,957 for Class A Shares and $86,503 for the Investor Shares. Since the end of this period, the share balances have rebounded somewhat.

New Alternatives Fund is now entering its 40th year of operation (we commenced sales in September 1982). Quite frankly, in those early days we thought the development of an energy system built around renewable resources and greater efficiency would have been much further along by now. Clearly we did not anticipate some of the political and economic forces that have stalled progress to

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

(UNAUDITED)

this point. The Fund was, and continues to be, built for the long term. Our record of performance over the years, despite the headwinds that we’ve faced, has been reasonable. We keep our eye out for new opportunities and new technologies that are being developed while our underlying investment thesis remains relatively unchanged.

Finally, we are happy to introduce Kathleen (Kate) Don Angelo as the newest member of New Alternatives Fund’s investment management team. Prior to joining the Fund, Kate worked as a staff accountant at Don Angelo & Associates, CPAs and Waxman & Bland, CPAs while completing her degree. She holds several securities licenses and is planning to sit for the CPA exams. Kate received her B.S. and M.S. in Accounting from SUNY College at Old Westbury. She volunteers as an advisor to a local fire department’s Junior Firefighters’ Association. In her free time, she enjoys spending time with her pets, gardening and boating. We have not traditionally been “number crunchers” here at the Fund, but we think, with Kate’s accounting background, we have acquired an added dimension to our process of evaluating our investments.

We continue to encourage all shareholders to create an on-line account log-on, which is available through a link on our web site. When you access the web site, go to the “Open An Account” link on the selection bar and follow the instructions to create your account access. You can use this link to open an account, purchase or redeem shares, check the current balance of your account, sign up for e-delivery of reports and documents, and perform account maintenance such as address changes.

Shareholder Comments: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” (Support the Postal Service!) or give us a call at 800-423-8383 or 631-423-7373.

David Schoenwald

Murray Rosenblith

August 19, 2022

The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.

Investment Objective: The Fund’s investment objective is long-term capital appreciation, with income as a secondary objective. We seek to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include Yield Cos, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25 percent of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry.

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

(UNAUDITED)

“Alternative Energy” or “Renewable Energy” means the production, conservation, storage, and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

Risk Disclosure: All investments are subject to inherent risks. An investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. This disclosure of risks is not complete. Go to our web site at: www.newalternativesfund.com, call 800-423-8383 or write to the Fund to obtain a prospectus that contains a more complete description of risks associated with investment in the Fund and other information about the Fund.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge and redemption fees; and (2) ongoing costs, including management fees, distribution (i.e., Rule 12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2022) and held for the entire six months ended June 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended June 30, 2022” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $20 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Six Months Ended June 30, 2022

Class A Shares *
Actual	$1,000.00	$881.10	$4.10
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,020.43	$4.41

Investor Shares **
Actual	$1,000.00	$880.00	$5.27
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,019.19	$5.66

*

Expenses are equal to the annualized expense ratio of the Fund’s Class A Shares for the six-month period of 0.88%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Class A Shares’ ending account value on the first line in the table is based on its actual total return of (11.89)% for the six-month period of January 1, 2022 to June 30, 2022.

**

Expenses are equal to the annualized expense ratio of the Fund’s Investor Shares for the six-month period of 1.13%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Investor Shares’ ending account value on the third line in the table is based on its actual total return of (12.00)% for the six-month period of January 1, 2022 to June 30, 2022.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2022

(Unaudited)

Sector Diversification	% of Net Assets	Value
Common Stocks
Alternate Energy:
Renewable Energy Power Producers & Developers	69.1%	$272,140,026
Wind Turbines	4.3	16,941,369
Solar Photovoltaic	0.5	1,969,000
Energy Storage	0.5	1,809,000
Energy Management	5.5	21,664,940
Sustainable Energy Financial Services	4.3	17,037,000
Water Systems & Utilities	3.7	14,687,950
Energy Conservation	3.7	14,545,614
Transportation	2.8	10,904,500
Recycling & Waste Management	0.3	1,172,862
Warrants	0.0	—
Certificates of Deposit	0.1	300,000
Other Assets in Excess of Liabilities	5.2	20,562,714

Net Assets	100.0%	$393,734,975

Top Ten Portfolio Issuers

June 30, 2022

(Unaudited)

Name	% of Net Assets
NextEra Energy Partners LP	5.2%
Clearway Energy, Inc., Class A	5.1
EDP Renovaveis SA (Spain/Portugal)	4.9
Brookfield Renewable Partners LP (Bermuda/Canada)	4.9
Iberdrola SA (Spain)	4.7
Avangrid, Inc.	4.4
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	4.3
Eversource Energy	4.3
Orsted A/S (Denmark)	4.2
Enel SpA (Italy)	4.2

Total Top Ten	46.2%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

June 30, 2022

(Unaudited)

	Shares	Value
COMMON STOCKS – 94.7%
Alternate Energy — 74.4%*
Energy Storage — 0.5%
Panasonic Holdings Corp. (Japan) ADR	225,000	$1,809,000

		1,809,000

Renewable Energy Power Producers & Developers — 69.1%
Acciona SA (Spain)	85,000	15,632,794
Algonquin Power & Utilities Corp. (Canada)	150,000	2,014,500
Atlantica Sustainable Infrastructure PLC (United Kingdom)**	500,000	16,130,000
Avangrid, Inc.	375,000	17,295,000
Boralex, Inc., Class A (Canada)	125,000	4,182,500
Brookfield Renewable Corp., Class A (Canada)	450,000	16,024,500
Brookfield Renewable Partners LP (Bermuda/Canada)***	550,000	19,140,000
Clearway Energy, Inc., Class A	625,000	19,981,250
EDP Renovaveis SA (Spain/Portugal)	825,000	19,469,863
Enel SpA (Italy)	3,000,000	16,410,897
Eversource Energy	200,000	16,894,000
Iberdrola SA (Spain)	1,800,241	18,669,423
Infratil Ltd. (New Zealand)	2,000,000	9,593,088
Innergex Renewable Energy, Inc. (Canada)	1,200,000	16,128,000
Manawa Energy Ltd. (New Zealand)	650,000	2,423,566
NextEra Energy Partners LP**,***	275,000	20,394,000
Northland Power, Inc. (Canada)	325,000	9,672,000
Orsted A/S (Denmark)	160,000	16,724,645
TransAlta Renewables, Inc. (Canada)	1,200,000	15,360,000

		272,140,026

Solar Photovoltaic — 0.5%
Canadian Solar, Inc. (Canada)****	50,000	1,557,000
Shoals Technologies Group, Inc., Class A****	25,000	412,000

		1,969,000

Wind Turbines — 4.3%
Siemens Gamesa Renewable Energy SA (Spain)****	340,000	6,381,387
Vestas Wind Systems A/S (Denmark)	500,000	10,559,982

		16,941,369

Total Alternate Energy		292,859,395

Energy Management — 5.5%
ABB Ltd. (Switzerland) SP ADR	50,000	1,336,500
Hydro One Ltd. (Canada)	125,000	3,360,000
Siemens AG (Germany)	40,000	4,069,819

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2022

(Unaudited)

	Shares	Value
Terna-Rete Elettrica Nazionale SPA (Italy)	1,230,000	$ 9,651,871
Trane Technologies PLC (Ireland)	25,000	3,246,750

		21,664,940

Sustainable Energy Financial Services — 4.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	450,000	17,037,000

		17,037,000

Water Systems & Utilities — 3.7%
American Water Works Co., Inc.	25,000	3,719,250
Veolia Environnement SA (France) ADR	400,000	9,796,000
Xylem, Inc.	15,000	1,172,700

		14,687,950

Energy Conservation — 3.7%
Johnson Controls International PLC (Ireland)	40,000	1,915,200
Owens Corning, Inc.	25,000	1,857,750
Signify NV (Netherlands)	325,000	10,772,664

		14,545,614

Transportation — 2.8%
BYD Co. Ltd. (China) ADR	125,000	10,060,000
Shimano, Inc. (Japan) ADR	50,000	844,500

		10,904,500

Recycling & Waste Management — 0.3%
Sims Ltd. (Australia) SP ADR	125,000	1,172,862

		1,172,862

Total Common Stocks (Cost $304,348,897)		372,872,261

WARRANTS – 0.0%
Alternate Energy — 0.0%
Abengoa SA, Class B Exp. 2025 (Spain)^****	500,000	—

Total Warrants (Cost $4,203)		—

	Par

CERTIFICATES OF DEPOSIT – 0.1%
Socially Concerned Banks — 0.1%
Alternatives Federal Credit Union 0.05% due 03/13/23****	$200,000	200,000
Self Help Credit Union 0.40% due 12/30/22****	100,000	100,000

Total Certificates of Deposit (Cost $300,000)		300,000

Investments in Securities (Cost $304,653,100) — 94.8%		373,172,261
Other Assets in Excess of Liabilities — 5.2%		20,562,714

Net Assets — 100.0%		$393,734,975

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2022

(Unaudited)

*	See (Note 8).

**

These entities are commonly known as “Yieldco’s”. Yieldco’s are companies formed to own operating power assets which sell most of their electric production to major utilities under long term power purchase agreements. They are expected to pay most of their earnings in dividends to shareholders. They are similar in structure to Real Estate Investment Trusts (REITs).

***	Master Limited Partnership

****	Non-income producing security.

^	An investment with a value of $0 or 0.0% of the Fund’s net assets was valued by the Fund’s investment advisor.

ADR	-American Depositary Receipts
LP	-Limited Partnership
PLC	-Public Limited Company
REIT	-Real Estate Investment Trust
SP ADR	-Sponsored American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2022

(Unaudited)

Country Portfolio Issuers

(Unaudited)

Country	% of Net Assets
United States	25.2%
Canada	22.2
Spain	15.3
Denmark	6.9
Italy	6.6
United Kingdom	4.1
New Zealand	3.1
Netherlands	2.7
China	2.6
France	2.5
Ireland	1.3
Germany	1.0
Japan	0.7
Switzerland	0.3
Australia	0.3
Other Assets/Liabilities	5.2

100.0%

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022

(Unaudited)

ASSETS
Investment securities at fair value (cost: $304,653,100) (Notes 2A & 7)	$373,172,261
Cash	19,488,932
Foreign currency at value (cost: $3,932)	3,911
Receivables:
Capital shares subscribed	659,947
Dividends	526,530
Tax reclaims	563,384
Prepaid insurance and registration	38,291

Total Assets	394,453,256

LIABILITIES
Payables:
Capital shares reacquired	342,433
Management fees	175,577
Transfer agent fees	54,274
Custodian fees	35,612
Professional fees	28,982
Postage and printing fees	8,971
12b-1 fees	5,159
Accrued expenses and other liabilities	67,273

Total Liabilities	718,281

Net Assets	$393,734,975

ANALYSIS OF NET ASSETS
Net capital paid in shares of capital shares	$314,906,750
Total distributable earnings	78,828,225

Net Assets	$393,734,975

Class A Shares:
Net Assets	$368,947,846
Net asset value and redemption price per share ($368,947,846/4,769,040) shares of outstanding beneficial interest, unlimited authorization, no par value	$77.36

Maximum offering price per share (100/96.50 of $77.36)	$80.17

Investor Shares:
Net Assets	$24,787,129
Net asset value, offering and redemption* price per share ($24,787,129/322,456) shares of outstanding beneficial interest, unlimited authorization, no par value	$76.87

*	Redemption fee may apply (Note 1)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022

(Unaudited)

Investment Income:
Dividends (net of $742,327 foreign taxes withheld)	$3,807,639

Total Investment Income	3,807,639

Expenses:
Management fees (Note 4)	1,097,498
Transfer agent fees	245,961
Administration and accounting fees	161,191
Legal fees	69,424
Custodian fees	93,724
Registration fees	38,099
Compliance service fees	30,051
Postage and printing fees	29,593
Trustees fees (Note 5)	19,340
Audit fees	11,356
12b-1 fees (Investor Shares) (Note 4)	31,764
Insurance fees	8,237
Other expenses	16,496

Total Expenses	1,852,734

Net Investment Income	1,954,905

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	11,205,017
Net realized loss from foreign currency transactions	(38,699)

Net Realized Gain	11,166,318

Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Related Translations:
Net change in unrealized appreciation/(depreciation) on investments	(67,408,953)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(25,180)

Net change in unrealized appreciation/(depreciation)	(67,434,133)

Net Realized and Unrealized Loss on Investments and Foreign Currency Related Translations	(56,267,815)

Net Decrease in Net Assets Resulting from Operations	$(54,312,910)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Year Ended December 31, 2021
Investment Activities:
Net investment income	$1,954,905	$1,634,484
Net realized gain from investments and foreign currency transactions	11,166,318	19,260,479
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(67,434,133)	(45,411,144)

Net decrease in net assets resulting from operations	(54,312,910)	(24,516,181)

Distributions to Shareholders from distributable earnings:
Class A Shares	—	(20,513,696)
Investor Shares	—	(1,281,597)

Total distributions to shareholders from distributable earnings	—	(21,795,293)

Distributions to Shareholders from return of capital:
Class A Shares	—	(612,236)
Investor Shares	—	(24,731)

Total distributions to shareholders from return of capital	—	(636,967)

Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions (Note 3)	(8,214,460)	75,384,076

Total Increase/(Decrease) in Net Assets	(62,527,370)	28,435,635

Net Assets:
Beginning of the period	456,262,345	427,826,710

End of the period	$393,734,975	$456,262,345

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each year

Class A Shares	(Unaudited) Six Months Ended June 30,		For the Years Ended December 31,

	2022		2021	2020	2019	2018	2017
Net asset value at the beginning of period	$87.80		$97.00	$62.92	$48.48	$55.54	$47.78

Investment Operations
Net investment income*	0.39		0.34	0.26	0.09	0.09	0.90
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(10.83)		(5.03)	38.60	17.84	(3.94)	9.18

Total from investment operations	(10.44)		(4.69)	38.86	17.93	(3.85)	10.08

Distributions
From net investment income	—		(0.48)	(0.07)	(0.26)	(0.33)	(1.03)
From net realized gains	—		(3.90)	(4.71)	(3.23)	(2.88)	(1.29)
From return of capital	—		(0.13)	—	—	—	—

Total distributions	—		(4.51)	(4.78)	(3.49)	(3.21)	(2.32)

Net asset value at end of period	$77.36		$87.80	$97.00	$62.92	$48.48	$55.54

Total return (Sales load not reflected)	(11.89)%		(4.79)%	61.76%	36.98%	(6.93)%	21.08%
Net assets, end of the period (in thousands)	$368,948		$428,017	$404,594	$228,348	$170,699	$209,804
Ratio of expenses to average net assets	0.88%*	*	0.85%	0.96%	1.08%	1.12%	1.07%
Ratio of net investment income/(loss) to average net assets	0.96%*	*	0.36%	0.36%	0.16%	0.17%	1.64%
Portfolio turnover	5.72%		8.75%	20.34%	18.78%	17.77%	11.31%
Number of shares outstanding at end of the period	4,769,040		4,875,026	4,171,206	3,629,088	3,520,688	3,777,599

*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each year

Investor Shares	(Unaudited) Six Months Ended June 30,		For the Years Ended December 31,

	2022		2021	2020	2019	2018	2017
Net asset value at the beginning of period	$87.35		$96.52	$62.74	$48.36	$55.41	$47.71

Investment Operations
Net investment income/(loss)*	0.28		0.11	0.08	(0.05)	(0.04)	0.76
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(10.76)		(5.00)	38.41	17.79	(3.92)	9.15

Total from investment operations	(10.48)		(4.89)	38.49	17.74	(3.96)	9.91

Distributions
From net investment income	—		(0.25)	—	(0.13)	(0.21)	(0.92)
From net realized gains	—		(3.90)	(4.71)	(3.23)	(2.88)	(1.29)
From return of capital	—		(0.13)	—	—	—	—

Total distributions	—		(4.28)	(4.71)	(3.36)	(3.09)	(2.21)

Net asset value at end of period	$76.87		$87.35	$96.52	$62.74	$48.36	$55.41

Total return	(12.00)%		(5.02)%	61.35%	36.68%	(7.15)%	20.76%
Net assets, end of the period (in thousands)	$24,787		$28,245	$23,232	$6,114	$3,671	$3,275
Ratio of expenses to average net assets	1.13%	**	1.10%	1.21%	1.33%	1.37%	1.32%
Ratio of net investment income/(loss) to average net assets	0.71%	**	0.11%	0.11%	(0.09)%	(0.08)%	1.39%
Portfolio turnover	5.72%		8.75%	20.34%	18.78%	17.77%	11.31%
Number of shares outstanding at end of the period	322,456		323,368	240,704	97,453	75,901	59,105

*	The selected per share data was calculated using the average shares outstanding method for the period.
**	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2022

(Unaudited)

1) ORGANIZATION – New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”). The Fund is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Any redemption fee imposed is retained by the Fund and is meant to deter short-term trading in Investor Shares and to offset any transaction and other costs associated with short-term trading. For the six months ended June 30, 2022, no redemption fees were imposed on the redemption of Investor Shares. Investor Shares are also subject to 12b-1 fees. The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include “Yieldco’s”, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” or “Renewable Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on national

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2022

(Unaudited)

securities exchanges where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Certificates of Deposit are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc., the Fund’s investment advisor, under methods established by and under the general supervision of the Trust’s Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

⚫	Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

⚫	Level 2 -

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2022

(Unaudited)

⚫	Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2022, in valuing the Fund’s assets carried at fair value:

	Total Value at 06/30/2022	Level 1 - Quoted Price	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Common Stocks
Alternate Energy	$292,859,395	$292,859,395	$—	$—
Energy Management	21,664,940	21,664,940	—	—
Sustainable Energy Financial Services	17,037,000	17,037,000	—	—
Water Systems & Utilities	14,687,950	14,687,950	—	—
Energy Conservation	14,545,614	14,545,614	—	—
Transportation	10,904,500	10,904,500	—	—
Recycling & Waste Management	1,172,862	1,172,862	—	—
Warrants	0	—	—	0
Certificates of Deposit	300,000	—	300,000	—

Total	$373,172,261	$372,872,261	$300,000	$—

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were not deemed to

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2022

(Unaudited)

have occurred at June 30, 2022, and therefore, the Fund did not utilize the external pricing service model adjustments. Transfers in and out between Levels are based on values at the end of the period.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Trust’s Board of Trustees.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Return of capital distributions are recorded as a reduction of cost of the related investments. Expenses are accrued on a daily basis. Fund level expenses common to all classes are allocated to each class based upon relative daily net assets of each class. Non-cash dividends, if any, are recorded at the fair market value of the asset received.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2022

(Unaudited)

and paid at least annually to shareholders and recorded on ex-date. The Fund may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

I. ALLOCATION – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

J. CASH – Cash represents amounts held on deposit with the Fund’s custodian bank. Balances at times may exceed federally insured limits.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2022

(Unaudited)

3) SHARES OF BENEFICIAL INTEREST – There are unlimited, no par value shares of beneficial interest authorized. On June 30, 2022, the Fund’s total shares outstanding were 5,091,496. Aggregate paid-in capital including reinvestment of dividends was $314,906,750. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class A Shares
Shares of beneficial interest sold	268,295	$22,120,831	1,130,199	$108,163,681
Reinvestment of distributions	—	—	214,575	18,643,122

Redemptions	(374,281)	(30,248,788)	(640,954)	(59,462,868)

Net Increase (Decrease)	(105,986)	$(8,127,957)	703,820	$67,343,935

	For the Six Months Ended June 30, 2022		For the Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Investor Shares
Shares of beneficial interest sold	46,507	$3,748,905	196,564	$18,497,153
Reinvestment of distributions	—	—	13,623	1,177,421
Redemptions	(47,419)	(3,835,408)	(127,523)	(11,634,433)

Net Increase (Decrease)	(912)	$(86,503)	82,664	$8,040,141

Total Net Increase (Decrease)	(106,898)	$(8,214,460)	786,484	$75,384,076

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For its investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The fee is accrued daily and paid monthly. The Fund incurred management fees of $1,097,498 for the six months ended June 30, 2022.

The Fund pays no remuneration to two of its trustees, David J. Schoenwald and Murray D. Rosenblith, who are also officers and owners of Accrued Equities.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2022

(Unaudited)

Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund pursuant to a Distribution Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Distributor has entered into a Sub-Distribution Agreement with Accrued Equities. Effective May 1, 2017, the Fund charges a maximum front-end sales charge of 3.50% on most new sales of the Fund’s Class A Shares. Of this amount, the Distributor and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new Class A Shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Class A Shares of the Fund during the six months ended June 30, 2022 was $21,895 and the amounts received by the Distributor and Accrued Equities were $7,298 and $14,597, respectively. The Distributor and Accrued Equities are also entitled to receive sales commissions for the sale of Class A Shares. For the six months ended June 30, 2022, the Distributor and Accrued Equities received $2,988 and $12,677 in sales commissions, respectively, for the sale of Class A Shares of the Fund. Underwriter commissions and sales commissions received by the Distributor are set aside by the Distributor and used solely for distribution-related expenses.

Investor Shares of the Fund are not subject to a sales charge. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund may pay a fee to Accrued Equities, the Distributor, or certain broker-dealers, investment advisers, banks or other financial institutions at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares. For the six months ended June 30, 2022, 12b-1 Fees of $31,764 were accrued by the Investor Shares of the Fund.

The Board of Trustees has authorized the Class A Shares of the Fund to pay sub-transfer agent fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Class A Shares of the Fund, or to reimburse Accrued Equities for such expenses it reimbursed on behalf of the Class A Shares. The sub-transfer agent services provided must be necessary and may not duplicate services already provided by a Fund service provider. The sub-transfer agent services may not be for distribution-related services. The fees paid by the Class A Shares may not exceed the fees that would have been incurred by customers of the financial intermediaries if they maintained their customer account directly with the Fund.

5) TRUSTEES’ FEES – For the six months ended June 30, 2022, the Fund paid trustees’ fees of $19,340 to its Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).

For the six months ended June 30, 2022, each Independent Trustee received an annual fee of $9,000 for their services as an Independent Trustee of the Trust. As Vice-Chairperson of the Trust’s Board of Trustees, Sharon Reier received an additional annual fee of $1,000. Each member of the

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2022

(Unaudited)

Audit Committee received an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, received an additional annual fee of $500. The Independent Trustees are also entitled to receive reimbursement of “coach” travel expenses to attend Board Meetings. The Trustees and Officers of the Trust who are officers and owners of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES – For the six months ended June 30, 2022, the aggregate cost of securities purchased totaled $23,039,380. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the six months ended June 30, 2022 was $28,160,690.

7) FEDERAL INCOME TAX INFORMATION – At June 30, 2022, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes	$304,653,100

Unrealized appreciation for tax purposes	$ 89,987,444
Unrealized depreciation for tax purposes	(21,468,283)

Net unrealized appreciation on investments and foreign currency translation	$ 68,519,161

The tax character of distributions paid during 2021 and 2020 was as follows:

Distributions paid from:	2021	2020
Ordinary Income	$ 2,737,286	$ 890,822
Long-Term Capital Gains	19,058,007	19,282,331
Return of Capital	636,967	—

	$22,432,260	$20,173,153

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December, 31 2021, the components of distributable earnings (deficit) on a tax basis were as follows:

Net Unrealized Appreciation on
Investments and Foreign Currency Translations	$133,141,135

$133,141,135

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2022

(Unaudited)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) RISKS - Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

Concentration –Under normal market conditions, at least 25% of the Fund’s total asset will be invested in equity securities of companies in the Alternative Energy industry. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate its investments. As of June 30, 2022, the Fund had 74.4% of its net assets invested in Alternative Energy companies.

COVID-19 – Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

9) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring disclosure.

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING – The Fund has proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) in the Fund documents filed with the SEC on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available on Form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

3) RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Accrued Equities, Inc. (the “Advisor”) serves as the investment adviser to New Alternatives Fund (the “Fund”). The Board of Trustees most recently approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”) at a meeting of the Board of Trustees held on March 24, 2022. The March 24, 2022 meeting was called, in part, to act upon the continuance of such Advisory Agreement. At this meeting, the Board of Trustees approved the continuance of such Advisory Agreement for a period of one year beginning March 31, 2022, under the same terms and conditions, including the provision for fees. This approval by the Board of Trustees included the approval by a majority of the trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended, and by a majority of the entire Board.

The Advisor serves as the investment adviser to the Fund. The Advisor previously served as the investment adviser to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. On November 14, 2014, the Predecessor Company was reorganized into the Class A Shares of the Fund. The Fund was organized to continue the investment operations and performance history of the Predecessor Company.

It was noted that the Independent Trustees were represented by independent counsel.

Prior to the meeting, the Board received and reviewed certain materials concerning the Advisory Agreement. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) a proposed resolution; (iii) a request for information necessary to evaluate the terms of the Advisory Agreement renewal (the “Advisor Questionnaire”); (iv) a copy of the Advisory Agreement; (v) a copy of the Advisor’s current Form ADV, Part I; (vi) audited financial information for the Advisor for its fiscal year ended December 31,

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OTHER INFORMATION

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2021; (vii) an organizational chart for the Advisor; (viii) a copy of the Advisor’s response to the Advisor Questionnaire; and (ix) a compliance program certificate.

At the meeting, the Board was given the opportunity to speak with the Advisor’s Chief Compliance Officer and the Trust’s Chief Compliance Officer. A copy of the Advisor’s compliance manual was available upon request.

The Board noted that some of the information received in the Board materials referred to the historical relationship between the Advisor and the Predecessor Company.

The Advisor Questionnaire provided to the Board contained detailed information concerning the Advisor and the Advisory Agreement, including: (i) information on the Advisor, its business and its services; (ii) information concerning the employees of the Advisor who service the Fund; (iii) information on the Advisor’s investment process; (iv) performance information comparing the Fund and the Predecessor Company to other, similar mutual funds and to the Fund’s broad-based benchmark index; (v) information on the Advisor’s trading and brokerage practices; (vi) information concerning investment advisory fees paid to the Advisor by the Fund; (vii) information concerning other fees earned by the Advisor with respect to its relationship with the Fund, such as net underwriting fees, sales commissions for the sale of the Fund’s shares and Rule 12b-1 fees; (viii) information concerning investment advisory fees and total operating expenses as a percentage of net assets paid by the Fund and other, similar mutual funds; and (ix) other information concerning the Advisor, such as information concerning its compliance procedures, code of ethics and insurances.

Independent counsel reviewed with the Board various sections of the Advisor Questionnaire and the Advisor’s audited financial statements.

The Board of Trustees, including a majority of the Independent Trustees, decided to approve the renewal of the Advisory Agreement for a one year period commencing March 31, 2022 based upon their evaluation of: (i) the long-term relationship between the Advisor and the Fund, including the Predecessor Company; (ii) the Advisor’s commitment to the Fund’s investment objectives and its socially responsible investment policies, and the Advisor’s ability to manage the Fund’s portfolio in a manner consistent with those objectives and policies; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the historical performance of the Fund, including the Predecessor Company; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

In general, the Independent Trustees considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. The Board also noted that the Advisor continued to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Predecessor Company’s inception almost 40 years ago.

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The Board considered the nature, quality and scope of the investment advisory services that had been provided to the Fund and the Predecessor Company by the Advisor in the past and the services that were expected to continue in the future. Further, the Board considered the Advisor’s personnel assigned to service the Fund. The Board noted the additions to the Advisor’s staff. It was noted that Mr. Rosenblith was a minority shareholder in the Advisor. The Board considered the recent large increase in assets in the Fund. The Advisor represented to the Board that the size of the Fund was still manageable by the portfolio management team currently in place. The Board concluded that the nature, quality and scope of the investment advisory services provided by the Advisor were very good.

The Board considered the performance results of the Fund, including the Predecessor Company, over various time periods. They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its broad-based benchmark index. The Fund’s industry peer group was comprised of two other socially responsible mutual funds with an international scope and a focus on the environment and renewable energy. It was noted that there had been no change in the composition of the industry peer group from the prior year. The Board reviewed the Fund’s performance both with the sales load factored in and without the sales load. This was done because one of the funds in the industry peer group and the broad-based benchmark index do not have sales loads. Both classes of the Fund’s shares underperformed its industry peer group funds for the one-year period ended December 31, 2021. Both classes of the Fund’s shares outperformed one of its industry peer group funds for the five-year period ended December 31, 2021, and underperformed the other industry peer group fund for the five-year period ended December 31, 2021. The Fund’s Class A Shares, with a sales load, outperformed one of its industry peer group funds for the ten-year period (or life of the fund) ended December 31, 2021, and underperformed the other industry peer group fund for the ten-year period (or life of the fund) ended December 31, 2021. The Fund’s Investor Shares were not in operation for the full ten-year period. Both classes of the Fund’s shares underperformed its broad-based benchmark index for the one-year period ended December 31, 2021, and for the ten-year period (or life of the fund) ended December 31, 2021. The Fund’s Class A Shares, with a sales load, underperformed its broad-based benchmark index for the five-year period ended December 31, 2021. The Fund’s Class A Shares, without a sales load, outperformed its broad-based benchmark index for the five-year period ended December 31, 2021. Investor Shares had the same performance as its broad-based benchmark index for the five-year period ended December 31, 2021. The Board was pleased with the Fund’s performance.

The Board considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by the Fund’s industry peer group. The Board noted that the investment advisory fee for the Fund had break points that lowered the investment advisory fee rate as Fund assets reached certain levels. The Board also noted that the other comparable funds in its industry peer group were each subject to an expense limitation cap but that the Fund’s expense ratio reflected total gross expenses, without any waivers or expense

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reimbursements. The Fund’s investment advisory fee, after breakpoints, was 0.54%. The Advisor’s investment advisory fee as a percentage of average net assets, giving effect to the breakpoint fee schedule, was significantly lower than that of its industry peers. In addition, total annual fund operating expenses of the Fund were comparable to or lower than that of its industry peer group. Based on the foregoing, the Board determined that the investment advisory fee was appropriate.

The Independent Trustees reviewed and discussed other aspects of the Advisor, such as the profitability of the Advisor, the benefits each party received from their long-term relationship, the Advisor’s entrepreneurial risks, and the fact that the Advisor was eligible to receive other compensation from the relationship. The Board noted favorably that the Advisor was using its own resources to assist in the sales and marketing activities of the Fund.

The audited financial information provided by the Advisor indicated that the Advisor was well capitalized and profitable. In addition, the Board noted that the Advisor had no expense limitation commitments with the Fund.

The Board noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares, as well as fees from the Investor Shares’ Rule 12b-1 plan. The Board noted that two of the trustees, David J. Schoenwald and Murray D. Rosenblith, were owners, directors and/or officers of the Advisor, and would benefit by the approval of the investment advisory and sub-distribution agreements, and the continuation of the Rule 12b-1 plan for Investor Shares.

The Board reviewed the Advisor’s brokerage policies noting that the Advisor does not engage in any directed brokerage or soft dollar transactions. Best price and execution were the Advisor’s brokerage criteria.

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the Board was determining whether to re-approve the agreement with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

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RULE 19a-1 NOTICE

(Unaudited)

Federal securities law requires a fund to provide shareholders with a Rule 19a-1 Notice if a distribution is made from a source other than net investment income.

This notice provides shareholders of New Alternatives Fund with information regarding the portion of the distribution paid during the fiscal year ended December 31, 2021 that was made from net investment income, net realized capital gains and return of capital.

	Class A Shares Distribution Per Share	Investor Shares Distribution Per Share
Net Investment Income	$0.48	$0.25
Net Realized Capital Gains	$3.90	$3.90
Return of Capital	$0.13	$0.13

Total:	$4.51	$4.28

The amounts and sources of the distribution reported in this notice are not being provided for tax reporting purposes. The Fund has sent a Form 1099-DIV to applicable shareholders in February, 2022 that specifies how to report this distribution for federal income tax purposes.

No action is required on your part and you should not use the information provided in this notice for tax reporting purposes.

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(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant, which is an open-end management investment company.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	New Alternatives Fund

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date	August 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date	August 31, 2022

*	Print the name and title of each signing officer under his or her signature.